EX-99.h(10)
                                    AMENDMENT
                                       TO
                            ADMINISTRATION AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC



     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company ("Administrator"), and JNL SERIES TRUST, a Massachusetts business trust ("Trust").

     WHEREAS, the Administrator and the Trust entered into an Administration Agreement dated as of January 31, 2001 ("Agreement"), whereby the Administrator agreed to provide certain administrative services to the investment portfolios of the JNL Series Trust; and

     WHEREAS, pursuant to the Agreement, each Fund agreed to pay the Administrator for the services provided and the expenses assumed by each Fund as set forth in Schedule B to the Agreement, and the Administrator agreed to accept such fee as full compensation under the Agreement for such services and expenses; and

     WHEREAS, the Trust desires to appoint Administrator to provide, and Administrator has agreed to provide, additional administrative services to one new investment portfolio of the JNL Series Trust, effective upon execution or, if later, the date that initial capital for such investment portfolio is first provided.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

        1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated May 16, 2002, attached hereto.

        2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated May 16, 2002, attached hereto.

     IN WITNESS WHEREOF, the Administrator and the Trust have caused this Amendment to be executed as of this 16th day of May, 2002.

JACKSON NATIONAL ASSET              JNL SERIES TRUST
MANAGEMENT, LLC


By:    /s/ Mark D. Nerud            By:   /s/ Andrew B. Hopping
     -----------------------------       ---------------------------------------

Name:   Mark D. Nerud               Name: Andrew B. Hopping
        --------------------------        -----------------------

Title:   Chief Financial Officer    Title: President
        --------------------------        -----------------------

                                   SCHEDULE A
                               DATED May 16, 2002

Alger/JNL Growth Fund
Alliance Capital/JNL Growth Fund
AIM/JNL Value II Fund
AIM/JNL Small Cap Growth Fund
AIM/JNL Large Cap Growth Fund
Eagle/JNL Core Equity Fund
Eagle/JNL SmallCap Equity Fund
J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund
J.P. Morgan/JNL International & Emerging Markets Fund
Janus/JNL Aggressive Growth Fund
Janus/JNL Capital Growth Fund
Janus/JNL Global Equities Fund
Janus/JNL Balanced Fund
Janus/JNL Growth & Income Fund
Oppenheimer/JNL Global Growth Fund
Oppenheimer/JNL Growth Fund
PIMCO/JNL Total Return Bond Fund
Putnam/JNL Growth Fund
Putnam/JNL Value Equity Fund
Putnam/JNL International Equity Fund
Putnam/JNL Midcap Growth Fund
S&P/JNL Conservative Growth Fund I
S&P/JNL Moderate Growth Fund I
S&P/JNL Aggressive Growth Fund I
S&P/JNL Very Aggressive Growth Fund I
S&P/JNL Equity Growth Fund I
S&P/JNL Equity Aggressive Growth Fund I
S&P/JNL Conservative Growth Fund II
S&P/JNL Moderate Growth Fund II
S&P/JNL Aggressive Growth Fund II
S&P/JNL Very Aggressive Growth Fund II
S&P/JNL Equity Growth Fund II
S&P/JNL Equity Aggressive Growth Fund II
S&P/JNL Aggressive Growth Fund
S&P/JNL Conservative Growth Fund
S&P/JNL Moderate Growth Fund
S&P/JNL Core Index 100 Fund
S&P/JNL Core Index 50 Fund
S&P/JNL Core Index 75 Fund
Lazard/JNL Small Cap Value Fund
Lazard/JNL Mid Cap Value Fund
Mellon Capital Management/JNL S&P 500 Index Fund
Mellon Capital Management/JNL S&P 400 Mid Cap Index Fund
Mellon Capital Management/JNL Small Cap Index Fund
Mellon Capital Management/JNL International Index Fund
Mellon Capital Management/JNL Bond Index Fund
PPM America/JNL Balanced Fund
PPM America/JNL High Yield Bond Fund
PPM America/JNL Money Market Fund
PPM America/JNL Value Fund
Salomon Brothers/JNL Balanced Fund
Salomon Brothers/JNL Global Bond Fund
Salomon Brothers/JNL High Yield Bond Fund
Salomon Brothers/JNL U.S. Government & Quality Bond Fund
T. Rowe Price/JNL Established Growth Fund
T. Rowe Price/JNL Mid-Cap Growth Fund
T. Rowe Price/JNL Value Fund

                                   SCHEDULE B
                               DATED May 16, 2002

Funds                                                                  Fee
-----                                                                  ---
Alger/JNL Growth Fund                                                  .10%
Alliance Capital/JNL Growth Fund                                       .10%
AIM/JNL Value II Fund                                                  .10%
AIM/JNL Small Cap Growth Fund                                          .10%
AIM/JNL Large Cap Growth Fund                                          .10%
Eagle/JNL Core Equity Fund                                             .10%
Eagle/JNL SmallCap Equity Fund                                         .10%
J.P. Morgan/JNL Enhanced S&P 500 Stock Index Fund                      .10%
J.P. Morgan/JNL International & Emerging Markets Fund                  .10%
Janus/JNL Aggressive Growth Fund                                       .10%
Janus/JNL Capital Growth Fund                                          .10%
Janus/JNL Global Equities Fund                                         .10%
Janus/JNL Balanced Fund                                                .10%
Janus/JNL Growth & Income Fund                                         .10%
Oppenheimer/JNL Global Growth Fund                                     .15%
Oppenheimer/JNL Growth Fund                                            .10%
PIMCO/JNL Total Return Bond Fund                                       .10%
Putnam/JNL Growth Fund                                                 .10%
Putnam/JNL Value Equity Fund                                           .10%
Putnam/JNL International Equity Fund                                   .10%
Putnam/JNL Mid-Cap Fund                                                .10%
S&P/JNL Conservative Growth Fund I                                     .05%
S&P/JNL Moderate Growth Fund I                                         .05%
S&P/JNL Aggressive Growth Fund I                                       .05%
S&P/JNL Very Aggressive Growth Fund I                                  .05%
S&P/JNL Equity Growth Fund I                                           .05%
S&P/JNL Equity Aggressive Growth Fund I                                .05%
S&P/JNL Conservative Growth Fund II                                    .05%
S&P/JNL Moderate Growth Fund II                                        .05%
S&P/JNL Aggressive Growth Fund II                                      .05%
S&P/JNL Very Aggressive Growth Fund II                                 .05%
S&P/JNL Equity Growth Fund II                                          .05%
S&P/JNL Equity Aggressive Growth Fund II                               .05%
S&P/JNL Aggressive Growth Fund                                         .05%
S&P/JNL Conservative Growth Fund                                       .05%
S&P/JNL Moderate Growth Fund                                           .05%
S&P/JNL Core Index 100 Fund                                            .05%
S&P/JNL Core Index 50 Fund                                             .05%
S&P/JNL Core Index 75 Fund                                             .05%
Lazard/JNL Small Cap Value Fund                                        .10%
Lazard/JNL Mid Cap Value Fund                                          .10%
Mellon Capital Management/JNL S&P 500 Index Fund                       .10%
Mellon Capital Management/JNL S&P 400 Mid Cap Index Fund               .10%
Mellon Capital Management/JNL Small Cap Index Fund                     .10%
Mellon Capital Management/JNL International Index Fund                 .15%
Mellon Capital Management/JNL Bond Index Fund                          .10%
PPM America/JNL Balanced Fund                                          .10%
PPM America/JNL High Yield Bond Fund                                   .10%
PPM America/JNL Money Market Fund                                      .10%
PPM America/JNL Value Fund                                             .10%
Salomon Brothers/JNL Balanced Fund                                     .10%
Salomon Brothers/JNL Global Bond Fund                                  .10%
Salomon Brothers/JNL High Yield Bond Fund                              .10%
Salomon Brothers/JNL U.S. Government & Quality Bond Fund               .10%
T. Rowe Price/JNL Established Growth Fund                              .10%
T. Rowe Price/JNL Mid-Cap Growth Fund                                  .10%
T. Rowe Price/JNL Value Fund                                           .10%